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                                                                   EXHIBIT 10.27




                                SECOND AMENDMENT
                              TO FIRST AMENDED AND
                          RESTATED EMPLOYMENT AGREEMENT


         This Second Amendment to First Amended and Restated Employment Agreement (the "Amendment") is made and entered into between Aviation Group, Inc., a Texas corporation (the "Company"), and Lee Sanders ("Employee"), as of August 28, 1998.

         WHEREAS, Employee and the Company have entered into that First Amended and Restated Employment Agreement dated as of April 15, 1997 (the "Employment Agreement");

         WHEREAS, the Board of Directors of the Company has appointed Thomas J. Smith as President of the Company, with the consent and approval of Employee;

         WHEREAS, the Company and Employee desire to amend the Employment Agreement to clarify its intent in light of this development.

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants herein set forth, the parties hereto agree to amend the Employment Agreement by replacing the word "President" where it appears in Sections 1.1, 3.5(a) and 3.5(e) of the Employment Agreement with the word "Chairman".

         EXECUTED as of the date first above written.

                                       AVIATION GROUP, INC.


                                       By: /s/  RICHARD MORGAN
                                          --------------------------------------
                                       Name: Richard Morgan
                                            ------------------------------------
                                       Title: CFO, DIRECTOR
                                             -----------------------------------


                                        /s/ LEE SANDERS
                                       -----------------------------------------
                                       Lee Sanders